                           GREEN TREE FINANCIAL CORP.

                        CERTIFICATE OF SERVICING OFFICER

The undersigned certifies that she is Senior Vice President and Treasurer of Green Tree Financial Corp., a Delaware corporation (the "Company"), and that as such she is duly authorized to execute and deliver this certificate on behalf of the Company pursuant to Section 6.02 of the Pooling and Servicing Agreement (the "Agreement") dated January 1, 1999, (99-1), between the Company and U.S.Bank National Association, as Trustee (all capitalized terms used herein without definition having the respective meanings specified in the Agreement), and further certifies that:

1. The Monthly Report for the period from March 16, 1999 to April 15, 1999 attached to this certificate is complete and accurate in accordance with the requirements of Sections 6.01 and 6.02 of the Agreement; and

2. As of the date hereof, no Event of Termination or event that with notice or lapse of time or both would become an Event of Termination has occurred.

IN WITNESS WHEREOF, I have affixed hereunto my signature this 26th day of April, 1999.

                                       GREEN TREE FINANCIAL CORP.

                                       BY: /s/ Phyllis A. Knight
                                          -----------------------------
                                          Phyllis A. Knight
                                          Senior Vice President and
                                          Treasurer

                        GREEN TREE FINANCIAL CORPORATION
                MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE
               4.95938%, 5.43%, 5.61%, 5.76%, 6.11%, 6.37%, 6.56%*
                    PASS-THROUGH CERTIFICATES, SERIES 1999-1
                          CLASS A1, A2, A3, A4, A5, A6,
                                 A7 CERTIFICATES
                                 MONTHLY REPORT
                                     Apr-99

                              CUSIP NO.#393505-S60, S78, S86, S94, T28, T36, T44
                                                        TRUST ACCOUNT #3337268-0
                                                        REMITTANCE DATE 05/03/99

                                                                                   Total $                 Per $1,000
                                                                                    Amount                  Original
                                                                                --------------            ------------
CLASS A CERTIFICATES
--------------------
(1a) Amount available( including Monthly Servicing Fee)                           8,146,508.82
                                                                                --------------
 (b) Class M-1 Interest Deficiency Amount (if any) and Class B-1 Interest
        Deficiency Amount (if any) withdrawn for prior Remittance Date                    0.00
                                                                                --------------
 (c) Amount Available after giving effect to withdrawal of Class M-1 Interest
        Deficiency Amount and Class B-1 Interest Deficiency Amount for prior
        Remittance Date                                                           8,146,508.82
                                                                                --------------
 (d) Amount withdrawn from (Capitalized Interest)(Pre-Funding) Account                    0.00
                                                                                --------------
A.   Interest
     (2) Aggregate interest
         a. Class A-1 Remittance Rate (4.95938%)                                      4.95938%
                                                                                --------------
         b. Class A-1 Interest                                                       98,189.13              3.25129570
                                                                                --------------            ------------
         c. Class A-2 Remittance Rate (5.43%)                                            5.43%
                                                                                --------------
         d. Class A-2 Interest                                                      318,107.50              4.52500000
                                                                                --------------            ------------
         e. Class A-3 Remittance Rate (5.61%)                                            5.61%
                                                                                --------------
         f. Class A-3 Interest                                                      626,450.00              4.67500000
                                                                                --------------            ------------
         g. Class A-4 Remittance Rate (5.76%)                                            5.76%
                                                                                --------------
         h. Class A-4 Interest                                                      499,200.00              4.80000000
                                                                                --------------            ------------
         i. Class A-5 Remittance Rate (6.11%)                                            6.11%
                                                                                --------------
         j. Class A-5 Interest                                                      509,166.67              5.09166670
                                                                                --------------            ------------
         k. Class A-6 Remittance Rate (6.37%)                                            6.37%
                                                                                --------------
         l. Class A-6 Interest                                                      230,912.50              5.30833333
                                                                                --------------            ------------
         m. Class A-7 Remittance Rate 6.56%, (unless
             the Weighted Average Contract Rate is
             less than 6.56%)                                                            6.56%
                                                                                --------------
         n. Class A-7 Interest                                                      569,900.00              5.46666667
                                                                                --------------            ------------
     (3) Amount applied to:
         a. Unpaid Class A Interest Shortfall                                             0.00                       0
                                                                                --------------            ------------
     (4) Remaining:
         a. Unpaid Class A Interest Shortfall                                             0.00                       0
                                                                                --------------            ------------
B.   Principal
     (5) Formula Principal Distribution  Amount                                   2,981,548.45                     N/A
                                                                                --------------            ------------
         a. Scheduled Principal                                                     642,300.12                     N/A
                                                                                --------------            ------------
         b. Principal Prepayments                                                 2,781,132.37                     N/A
                                                                                --------------            ------------
         c. Liquidated Contracts                                                          0.00                     N/A
                                                                                --------------            ------------
         d. Repurchases                                                                   0.00                     N/A
                                                                                --------------            ------------
         e. Current Month Advanced Principal                                      1,021,098.76                     N/A
                                                                                --------------            ------------
         f. Prior Month Advanced Principal                                       (1,462,982.80)                    N/A
                                                                                --------------            ------------
     (6) Pool Scheduled Principal Balance                                       690,113,055.61
                                                                                --------------
    (6b) Adjusted Pool Principal Balance                                        689,091,956.85            984.41708121
                                                                                --------------            ------------
    (6c) Pool Factor                                                                0.98441708
                                                                                --------------

*Subject to a maximum rate equal to the Weighted Average Contract Rate

                        GREEN TREE FINANCIAL CORPORATION
                MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE
              4.95938%, 5.43%, 5.61%, 5.76%, 6.11%, 6.37%, 6.56%*
                    PASS-THROUGH CERTIFICATES, SERIES 1999-1
                          CLASS A1, A2, A3, A4, A5, A6,
                                 A7 CERTIFICATES
                                 MONTHLY REPORT
                                     Apr-99
                                     PAGE 2

                              CUSIP NO.#393505-S60, S78, S86, S94, T28, T36, T44
                                                        TRUST ACCOUNT #3337268-0
                                                        REMITTANCE DATE 05/03/99

     (7) Unpaid Class A Principal Shortfall
          (if any) following prior Remittance Date                                        0.00
                                                                                --------------
     (8) Class A Percentage for such Remittance Date                                    91.91%
                                                                                --------------
     (9) Class A Percentage for the following  Remittance Date                          91.87%
                                                                                --------------
    (10) Class A  Principal Distribution:
         a. Class A-1                                                             2,981,548.45             98.72676987
                                                                                --------------            ------------
         b. Class A-2                                                                     0.00              0.00000000
                                                                                --------------            ------------
         c. Class A-3                                                                     0.00              0.00000000
                                                                                --------------            ------------
         d. Class A-4                                                                     0.00              0.00000000
                                                                                --------------            ------------
         e. Class A-5                                                                     0.00              0.00000000
                                                                                --------------            ------------
         g. Class A-6                                                                     0.00              0.00000000
                                                                                --------------            ------------
         h. Class A-7                                                                     0.00              0.00000000
                                                                                --------------            ------------
    (11) Class A-1 Principal Balance                                             19,291,956.85            638.80651821
                                                                                --------------            ------------
   (11a) Class A-1 Pool Factor                                                      0.63880652
                                                                                --------------
    (12) Class A-2 Principal Balance                                             70,300,000.00            1000.0000000
                                                                                --------------            ------------
   (12a) Class A-2 Pool Factor                                                      1.00000000
                                                                                --------------
    (13) Class A-3 Principal Balance                                            134,000,000.00            1000.0000000
                                                                                --------------            ------------
   (13a) Class A-3 Pool Factor                                                      1.00000000
                                                                                --------------
    (14) Class A-4 Principal Balance                                            104,000,000.00            1000.0000000
                                                                                --------------            ------------
   (14a) Class A-4 Pool Factor                                                      1.00000000
                                                                                --------------
    (15) Class A-5 Principal Balance                                            100,000,000.00            1000.0000000
                                                                                --------------            ------------
   (15a) Class A-5 Pool Factor                                                      1.00000000
                                                                                --------------
    (16) Class A-6 Principal Balance                                             43,500,000.00            1000.0000000
                                                                                --------------            ------------
   (16a) Class A-6 Pool Factor                                                      1.00000000
                                                                                --------------
    (17) Class A-7 Principal Balance                                            104,250,000.00            1000.0000000
                                                                                --------------            ------------
   (17a) Class A-7 Pool Factor                                                      1.00000000
                                                                                --------------
    (19) Unpaid Class A Principal Shortfall
              (if any)following current Remittance Date                                   0.00
                                                                                --------------
C.   Aggregate Scheduled Balances and Number of Delinquent
       Contracts as of Determination Date
         (20)  31-59 days                                                         2,106,271.33                      55
                                                                                --------------            ------------
         (21)  60 days or more                                                    1,559,199.92                      31
                                                                                --------------            ------------
         (22)  Current Month Repossessions                                           61,874.02                       3
                                                                                --------------            ------------
         (23)  Repossession Inventory                                                61,874.02                       3
                                                                                --------------            ------------

Please contact Bondholder Services Department of U.S. Bank National Association, 1-800-934-6802 with any questions regarding this statement or your Distribution.

                        GREEN TREE FINANCIAL CORPORATION
                MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE
              4.95938%, 5.43%, 5.61%, 5.76%, 6.11%, 6.37%, 6.56%*
                    PASS-THROUGH CERTIFICATES, SERIES 1999-1
                          CLASS A1, A2, A3, A4, A5, A6,
                                 A7 CERTIFICATES
                                 MONTHLY REPORT
                                     Apr-99
                                     PAGE 3

                              CUSIP NO.#393505-S60, S78, S86, S94, T28, T36, T44
                                                        TRUST ACCOUNT #3337268-0
                                                        REMITTANCE DATE 05/03/99

Class M-1 Distribution Test and Class B Distribution test (applicable on and after the Remittance Date occurring in July 2002.)

    (24) Average Sixty - Day Delinquency Ratio Test
         (a)  Sixty - Day Delinquency Ratio for current Remittance Date                  0.23%
                                                                                --------------
         (b)  Average Sixty - Day Delinquency Ratio (arithmetic average of ratios for this month and two preceding months;
              may not exceed 4.0%)                                                       0.10%
                                                                                --------------
    (25) Average Thirty - Day Delinquency Ratio Test
         (a)  Thirty - Day Delinquency Ratio for current Remittance Date                 0.54%
                                                                                --------------
         (b)  Average Thirty - Day Delinquency Ratio (arithmetic average of ratios for this month and two preceding months;
              may not exceed 6.0%)                                                       0.23%
                                                                                --------------
    (26) Cumulative Realized Losses Test
         (a)  Cumulative Realized Losses for current Remittance Date (as a percentage of Cut-off Date Pool Principal Balance; may not exceed 5.5% from August 1, 2001 to July 31, 2002; 6.5% from
              August 1 2002 to July 31, 2003; 8.5% from August 1, 2003, to
              July 31, 2004 and 9.5% thereafter)                                          0.00
                                                                                --------------
    (27) Current Realized Losses Test
         (a)  Current Realized Losses for current Remittance Date                         0.00
                                                                                --------------
         (b)  Current Realized Loss Ratio (total Realized Losses for the most recent three months, multiplied by 4, divided by arithmetic average of Pool Scheduled Principal Balances for third preceding
              Remittance and for current Remittance Date;
              may not exceed 2.5%)                                                       0.00%
                                                                                --------------
    (28) Class M-1 Principal Balance Test
         (a)  The sum of Class M-1 Principal Balance and Class B Principal
              Balance (before distributions on current Remittance Date)
              divided by Pool Scheduled Principal Balance as of preceding
              Remittance Date is greater than 23.25%                                    13.40%
                                                                                --------------
    (29) Class M-2 Principal Balance Test
         (a)  The sum of Class M-1 Principal Balance and Class B Principal
              Balance (before distributions on current Remittance Date) divided by Pool Scheduled Principal Balance as of preceding Remittance
              Date is greater than 12.75%                                               11.13%
                                                                                --------------

    (30) Class B Principal Balance Test

         (a)  Class B Principal Balance (before any distributions on current
              Remittance Date) as of such Remittance date is greater than
              $16,000,000.00                                                     56,000,000.00
                                                                                --------------
         (b)  Class B Principal Balance (before distributions on current
              Remittance Date) divided by pool Scheduled Principal Balance as of preceding Remittance Date is equal to or greater than
              9.75%.                                                                     8.09%
                                                                                --------------


                        GREEN TREE FINANCIAL CORPORATION
                MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE
                           6.56%, 7.34%, 8.60%, 8.60%
                    PASS-THROUGH CERTIFICATES, SERIES 1999-1
                              CLASS M1 CERTIFICATES
                                 MONTHLY REPORT
                                     Apr-99
                                     PAGE 4

                                            CUSIP NO. #393505-T51, T69, T77, T85
                                                        TRUST ACCOUNT #3337268-0
                                                        REMITTANCE DATE 05/03/99

                                                                                   Total $                 Per $1,000
                                                                                    Amount                  Original
                                                                                --------------            ------------
CLASS M-1 CERTIFICATES
----------------------
    (31) Amount available (including Monthly Servicing Fee)                      2,313,034.57
                                                                                -------------
A.  Interest
    (32) Aggregate interest
         (a) Class M-1 Remittance Rate 6.56%, unless the
             Weighted Average Contract Rate is less than 6.56%)                         6.56%
                                                                                -------------
         (b) Class M-1 Interest                                                    200,900.00                5.46666667
                                                                                -------------             -------------
         (c) Interest on Class M-1 Adjusted Principal Balance                            0.00
                                                                                -------------
    (33) Amount applied to Class M-1 Interest Deficiency Amount                          0.00
                                                                                -------------
    (34) Remaining unpaid Class M-1 Interest Deficiency Amount                           0.00
                                                                                -------------
    (35) Amount applied to:
         a. Unpaid Class M-1 Interest Shortfall                                          0.00                         0
                                                                                -------------             -------------
    (36) Remaining:
         a. Unpaid Class M-1 Interest Shortfall                                          0.00                         0
                                                                                -------------             -------------
B.  Principal
    (37) Formula Principal Distribution  Amount                                          0.00                       N/A
                                                                                -------------             -------------
         a. Scheduled Principal                                                          0.00                       N/A
                                                                                -------------             -------------
         b. Principal Prepayments                                                        0.00                       N/A
                                                                                -------------             -------------
         c. Liquidated Contracts                                                         0.00                       N/A
                                                                                -------------             -------------
         d. Repurchases                                                                  0.00                       N/A
                                                                                -------------             -------------
    (38) Class M-1 Principal Balance                                            36,750,000.00             1000.00000000
                                                                                -------------             -------------
   (38a) Class M-1 Pool Factor                                                    1.00000000
                                                                                -------------
    (39) Class M-1 Percentage for such Remittance Date                                  0.00%
                                                                                -------------
    (40) Class M-1  Principal Distribution:
         a. Class M-1 (current)                                                          0.00                0.00000000
                                                                                -------------             -------------
         b. Unpaid Class M-1 Principal Shortfall
            (if any) following prior Remittance Date                                     0.00
                                                                                -------------
    (41) Unpaid Class M-1 Principal Shortfall
            (if any) following current Remittance Date                                   0.00
                                                                                -------------
    (42) Class M-1 Percentage for the following Remittance Date                         0.00%
                                                                                -------------
    (43) Class M-1 Liquidation Loss Interest
         (a) Class M-1 Liquidation Loss Amount                                           0.00
                                                                                -------------
         (b) Amount applied to Class M-1
             Liquidation Loss Interest Amount                                            0.00
                                                                                -------------
         (c) Remaining Class M-1 Liquidation Loss
             Interest Amount                                                             0.00
                                                                                -------------
         (d) Amount applied to Unpaid Class M-1
             Loss Interest Shortfall                                                     0.00
                                                                                -------------
         (e) Remaining Unpaid Class M-1
             Liquidation Loss Interest Shortfalls                                        0.00
                                                                                -------------

     *Subject to a maximum rate equal to the Weighted Average Contract Rate

                        GREEN TREE FINANCIAL CORPORATION
                MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE
                           6.56%, 7.34%, 8.60%,8.60%
                    PASS-THROUGH CERTIFICATES, SERIES 1999-1
                              CLASS M2 CERTIFICATES
                                 MONTHLY REPORT
                                     Apr-99
                                     PAGE 5

                                            CUSIP NO. #393505-T51, T69, T77, T85
                                                        TRUST ACCOUNT #3337268-0
                                                        REMITTANCE DATE 05/03/99

                                                                                   Total $                 Per $1,000
                                                                                    Amount                  Original
                                                                                --------------            ------------
CLASS M-2 CERTIFICATES
----------------------
    (44) Amount available (including Monthly Servicing Fee)                      2,112,134.57
                                                                                -------------
A.  Interest

    (45) Aggregate interest

         (a) Class M-2 Remittance Rate 7.34%, unless the
             Weighted Average Contract Rate is less than 7.34%)                         7.34%
                                                                                -------------
         (b) Class M-2 Interest                                                    128,450.00                6.11666667
                                                                                -------------             -------------
         (c) Interest on Class M-2 Adjusted Principal Balance                            0.00
                                                                                -------------
    (46) Amount applied to Class M-2 Interest Deficiency Amount                          0.00
                                                                                -------------
    (47) Remaining unpaid Class M-2 Interest Deficiency Amount                           0.00
                                                                                -------------
    (48) Amount applied to:
         a. Unpaid Class M-2 Interest Shortfall                                          0.00                         0
                                                                                -------------             -------------
    (49) Remaining:
         a. Unpaid Class M-2 Interest Shortfall                                          0.00                         0
                                                                                -------------             -------------
B.  Principal
    (50) Formula Principal Distribution Amount                                           0.00                       N/A
                                                                                -------------             -------------
         a. Scheduled Principal                                                          0.00                       N/A
                                                                                -------------             -------------
         b. Principal Prepayments                                                        0.00                       N/A
                                                                                -------------             -------------
         c. Liquidated Contracts                                                         0.00                       N/A
                                                                                -------------             -------------
         d. Repurchases                                                                  0.00                       N/A
                                                                                -------------             -------------
    (51) Class M-2 Principal Balance                                            21,000,000.00             1000.00000000
                                                                                -------------             -------------
   (51a) Class M-2 Pool Factor                                                     1.00000000
                                                                                -------------
    (52) Class M-2 Percentage for such Remittance Date                                  0.00%
                                                                                -------------
    (53) Class M-2  Principal Distribution:
         a. Class M-2 (current)                                                          0.00                0.00000000
                                                                                -------------             -------------
         b. Unpaid Class M-2 Principal Shortfall
            (if any) following prior Remittance Date                                     0.00
                                                                                -------------
    (54) Unpaid Class M-2 Principal Shortfall
         (if any) following current Remittance Date                                      0.00
                                                                                -------------
    (55) Class M-2 Percentage for the following Remittance Date                         0.00%
                                                                                -------------
    (56) Class M-2 Liquidation Loss Interest
         (a) Class M-2 Liquidation Loss Amount                                           0.00
                                                                                -------------
         (b) Amount applied to Class M-2
             Liquidation Loss Interest Amount                                            0.00
                                                                                -------------
         (c) Remaining Class M-2 Liquidation Loss
             Interest Amount                                                             0.00
                                                                                -------------
         (d) Amount applied to Unpaid Class M-2
             Loss Interest Shortfall                                                     0.00
                                                                                -------------
         (e) Remaining Unpaid Class M-2
             Liquidation Loss Interest Shortfalls                                        0.00
                                                                                -------------

         *Subject to a maximum rate equal to the Weighted Average Contract Rate

                        GREEN TREE FINANCIAL CORPORATION
                MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE
                           6.56%, 7.34%, 8.60%, 8.60%
                    PASS-THROUGH CERTIFICATES, SERIES 1999-1
                              CLASS B CERTIFICATES
                                 MONTHLY REPORT
                                     Apr-99

                                            CUSIP NO. #393505-T51, T69, T77, T85
                                                        REMITTANCE DATE 05/03/99

                                                                                   Total $                 Per $1,000
                                                                                    Amount                  Original
                                                                                --------------            ------------
CLASS BI CERTIFICATES
---------------------
     (1) Amount Available less the Class A
         Distribution Amount and Class M-1 Distribution
         Amount (including Monthly Servicing Fee)                                1,983,684.57
                                                                                -------------
     (3) Class B-1 Remittance Rate  (8.60%
         unless Weighted Average Contract Rate
         is below 8.60%)                                                                8.60%
                                                                                -------------
     (3) Aggregate Class B1 Interest                                               175,583.33             7.16666653
                                                                                -------------             ----------
     (4) Amount applied to Unpaid
         Class B1 Interest Shortfall                                                     0.00                   0.00
                                                                                -------------             ----------
     (5) Remaining Unpaid Class B1
         Interest Shortfall                                                              0.00                   0.00
                                                                                -------------             ----------
     (6) Amount applied to Class B-1
         Interest Deficiency Amount                                                      0.00
                                                                                -------------
     (7) Remaining Unpaid Class B-1
         Interest Deficiency Amount                                                      0.00
                                                                                -------------
     (8) Unpaid Class B-1 Principal Shortfall
         (if any) following prior Remittance Date                                        0.00
                                                                                -------------
    (8a) Class B Percentage for such Remittance Date                                     0.00
                                                                                -------------
     (9) Current Principal (Class B Percentage of Formula Principal
         Distribution Amount)                                                            0.00             0.00000000
                                                                                -------------             ----------
   (10a) Class B1 Principal Shortfall                                                    0.00
                                                                                -------------
   (10b) Unpaid Class B1 Principal Shortfall                                             0.00
                                                                                -------------
    (11) Class B Principal Balance                                              56,000,000.00
                                                                                -------------
    (12) Class B1 Principal Balance                                             24,500,000.00
                                                                                -------------
   (12a) Class B1 Pool Factor                                                      1.00000000
                                                                                -------------
    (13) Class B-1 Liquidation Loss Interest
         (a) Class B-1 Liquidation Loss Amount                                           0.00
                                                                                -------------
         (b) Amount Applied to Class B-1 Liquidation Loss Interest Amount                0.00
                                                                                -------------
         (c) Remaining Class B-1 Liquidation Loss Interest Amount                        0.00
                                                                                -------------
         (d) Amount applied to Unpaid Class B-1 Liquidation Loss Interest
             Shortfall                                                                   0.00
                                                                                -------------
         (e) Remaining Unpaid Class B-1 Liquidation Loss Interest Shortfall              0.00
                                                                                -------------

                        GREEN TREE FINANCIAL CORPORATION
                MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE
                           6.56%, 7.34%, 8.60%, 8.60%
                    PASS-THROUGH CERTIFICATES, SERIES 1999-1
                              CLASS B CERTIFICATES
                                 MONTHLY REPORT
                                     Apr-99
                                     PAGE 2

                                            CUSIP NO. #393505-T51, T69, T77, T85
                                                        REMITTANCE DATE 05/03/99

                                                                                   Total $                 Per $1,000
                                                                                    Amount                  Original
                                                                                --------------            ------------
CLASS B2 CERTIFICATES
---------------------
    (14) Remaining Amount Available                                              1,808,101.24
                                                                                -------------
    (15) Class B-2 Remittance Rate ( 8.60%
         unless Weighted Average Contract
         Rate is less than 8.60%)                                                       8.60%
                                                                                -------------
    (16) Aggregate Class B2 Interest                                               225,750.00             7.16666667
                                                                                -------------             ----------
    (17) Amount applied to Unpaid
         Class B2 Interest Shortfall                                                     0.00                   0.00
                                                                                -------------             ----------
    (18) Remaining Unpaid Class B2
         Interest Shortfall                                                              0.00                   0.00
                                                                                -------------             ----------
    (19) Unpaid Class B2 Principal Shortfall
         (if any) following prior Remittance Date                                        0.00
                                                                                -------------
    (20) Class B2 Principal Liquidation Loss Amount                                      0.00
                                                                                -------------
    (21) Class B2 Principal (zero until class B1 paid down: thereafter,
         Class B Percentage of formula Principal Distribution Amount)                    0.00             0.00000000
                                                                                -------------             ----------
    (22) Guarantee Payment                                                               0.00
                                                                                -------------
    (23) Class B2 Principal Balance                                             31,500,000.00
                                                                                -------------
   (23a) Class B2 Pool Factor                                                      1.00000000
                                                                                -------------
    (24) Monthly Servicing Fee (deducted from Certificate Account balance to arrive at Amount Available if the Company or Green Tree
         Financial Servicing Corporation is not the Servicer; deducted from funds remaining after payment of Class A Distribution
         Amount, Class M-1 Distribution Amount, Class B-1 Distribution
         Amount and Class B-2  Distribution Amount, if the Company or
         Green Tree Financial Servicing Corp. is the Servicer)                     288,973.54
                                                                                -------------
    (25) Class B-3I Guarantee Fee                                                1,293,377.70
                                                                                -------------
    (26) Class B-3I Distribution Amount                                                  0.00
                                                                                -------------
    (27) Class B-3I Formula Distribution Amount (all Excess
         Interest plus Unpaid Class B-3I Shortfall)                                      0.00
                                                                                -------------
    (28) Class B-3I Distribution Amount (remaining Amount Available)                     0.00
                                                                                -------------
    (29) Class B-3I Shortfall (26-27)                                                    0.00
                                                                                -------------
    (30) Unpaid Class B-3I Shortfall                                                     0.00
                                                                                -------------
    (31) Class M-1 Interest Deficiency on such Remittance Date                           0.00
                                                                                -------------
    (32) Class B-1 Interest Deficiency on such Remittance Date                           0.00
                                                                                -------------
    (33) Repossessed Contracts                                                      61,874.02
                                                                                -------------
    (34) Repossessed Contracts Remaining in Inventory                               61,874.02
                                                                                -------------
    (35) Weighted Average Contract Rate                                               9.14454
                                                                                -------------

Please contact Bondholder Services Department of U.S. Bank National Association, 1-800-934-6802 with any questions regarding this statement or your Distribution.